Unvested Restricted Stock (Notes)	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Unvested Restricted Stock [Text Block]
(21)    Unvested Restricted Stock Issuance

On February 12 2015, the Company issued 1,473 shares of restricted stock at $17.22 per share to the Company’s Chief Executive Officer (“CEO”). The issuance was in lieu of annual incentive pay for the 2014 Incentive Plan year. Based on restrictions set forth in our agreement with Treasury as part of the Company’s participation in the CDCI program, the CEO was not permitted to receive cash incentive pay. The shares cliff vested at the end of two years in February 2017. All dividends were held in an escrow account until that date. There were no shares of restricted stock issued by the Company during the years ended December 31, 2019 and 2018.